STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT dated as of December 7, 1998, is made by and among COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 ("Seller"), and ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Purchaser").

     WHEREAS, Seller owns all of the outstanding shares (the "Shares") of common stock, of COGENTRIX OF BUFFALO, INC. ("CBI"), COGENTRIX OF FORT DAVIS I, INC., ("CFDI") COGENTRIX GREENHOUSE INVESTMENTS, INC, ("CGI"), COGENTRIX OF MARFA, INC., ("CMI") and COGENTRIX OF POCONO, INC., ("CPI"), each Delaware corporations (each of CBI, CFDI, CGI, CMI and CDI are referred to herein as a "Company" and collectively as the "Companies"), and Seller wishes to sell to Purchaser, and Purchaser wishes to purchase from Seller, the Shares upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

     1. Sale of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller will sell, transfer and deliver to Purchaser, and Purchaser will purchase from Seller, the Shares for the Purchase Price (as defined in Section 3(a)).

     2. Conditions to the Closing. The obligation of Seller to sell the Shares to Purchaser, and Purchaser's obligation to purchase the Shares, are subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by either party in its sole discretion):

          (a) Each of the representations of the other party hereto made in this Agreement shall be true and correct as of the date of this Agreement and as of the time of the Closing as though made as of such time and the other party shall have performed each and every covenant contained in this Agreement required to be performed by such party by the time of the Closing.

          (b) The parties shall have executed and/or delivered the items required to be delivered under Section 3 hereof.

          (c) The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have expired or been earlier terminated without action by the Justice Department or the Federal Trade Commission to prevent consummation of the transactions contemplated by this Agreement.

          (d) Purchaser shall have received all the consents listed on Schedule 2(d) (the "Required Consents").

          (e) Cogentrix Energy, Inc. ("Cogentrix") shall have assigned and contributed to CGI that certain promissory note of APD in the face amount of $643,197.16, Village Farms of Texas, L.P. shall have cancelled that certain promissory note (the "CGX Note") of Cogentrix in the face amount of $1,838,420.47 and CGI shall have issued to Village Farms of Texas L.P. a promissory note in the amount of $1,838,420.47 (the "CGI Note") dated the date of, and bearing interest at the same rate as, the CGX Note.

     3. Closing.

          (a) The closing (the "Closing") of the purchase and sale of the Shares shall be held on December 31, 1998 at the office of Fennebresque, Clark, Swindell & Hay, 100 North Tryon, Suite 2900, Charlotte, North Carolina 28202, or at such other time and place as Purchaser and Seller may agree. At the Closing, Purchaser will deliver to Seller an executed promissory note (the "Note") payable to Seller in the principal amount equal to Twenty Million, Six Hundred Thousand and No/100 Dollars ($20,600,000), substantially in the form attached hereto as Exhibit A, and Seller shall deliver to Purchaser certificates representing the Shares, duly endorsed in blank or accompanied by stock powers duly executed by Seller in blank, in proper form for transfer. At the Closing, Purchaser shall deliver to Seller a certificate, or certificates, representing One Million (1,000,000) shares (the "Stock Consideration") of common stock, $.01 par value, of Purchaser, registered in the name of Seller, or to an affiliate of Seller as Seller may direct. The Note and the Stock Consideration shall constitute the "Purchase Price".

          (b) At the Closing, Seller shall deliver to Purchaser the resignations by all officers and directors of the Companies and the corporate minute books, stock records, bylaws and articles or certificates of incorporation of each of the Companies.

          (c) At the Closing, Purchaser and Seller shall deliver to each other executed counterparts of (i) a Stock Pledge Agreement (the "Stock Pledge"), substantially in the form attached hereto as Exhibit B, whereby the Purchaser will pledge the Shares and all of the shares of common stock of Agro Power Development, Inc. (the "APD Shares") as collateral for the Note,
     (ii) the Registration Rights Agreement (the "Rights Agreement") in the Form of Exhibit C hereto and (iii) a termination agreement in mutually agreeable form terminating the Agreement Regarding Future Projects, dated as of February 6, 1996 between Cogentrix Energy, Inc. and Agro Power Development, Inc.

          (d)  At  the   Closing,   Purchaser   shall  also  deliver  to  Seller
     certificates representing the Shares and the APD Shares as required by the Stock Pledge.

     4. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:

          (a) Organization and Authority of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Stock Pledge and the Rights Agreement by the Seller, the performance by the Seller of its obligations hereunder and thereunder and the consummation by the Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Seller. This Agreement, the Stock Pledge and the Rights Agreement have been duly executed and delivered by the Seller, and (assuming due authorization, execution and delivery by the Purchaser) each of this Agreement, the Stock Pledge and the Rights Agreement constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

          (b) No Conflict. Assuming compliance with the notification requirements of the HSR Act, except as may result from any facts or circumstances relating solely to the Purchaser, the execution, delivery and performance of this Agreement and the Stock Pledge by the Seller do not and will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws of the Seller or any Company, (b) conflict with or violate any law or governmental order applicable to the Seller or any Company or (c) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Seller or any Company pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Seller or any Company is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Seller to consummate the transactions contemplated by this Agreement or would have a material adverse affect on the value of the Shares.

          (c) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement, the Stock Pledge and the Rights Agreement by the Seller do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, except (a) as described in a writing given to the Purchaser by the Seller on the date of this Agreement and (b) the notification requirements of the HSR Act.

          (d) Title. Seller has legal and beneficial ownership of the Shares, and good and marketable title to the Shares, free and clear of all liens, claims, charges and encumbrances.

          (e) Economic Risk. Seller acknowledges and understands that the shares constituting the Stock Consideration to be received by it have not been registered under the Securities Act of 1933 (the "Securities Act"), or any state securities or blue sky laws and, therefore, cannot be resold unless such shares are registered under the Securities Act and under any applicable state securities or blue sky laws or unless an exemption from registration thereunder is available. Seller is acquiring the Stock Consideration for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any of the Stock Consideration. In making the foregoing representation, Seller is aware that it must bear, and it is able to bear, the economic risk of such investment for an indefinite period of time.

          (f) Capitalization of the Companies. The Shares represent all of the capital stock of the Companies which are issued and outstanding. All of the Shares have been duly authorized and are validly issued, fully paid and non-assessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, plans or other agreements of any character providing for the purchase or issuance of any capital stock or other securities of the Companies.

          (g) No Other Business or Assets. Except for the ownership of partnership interests (the "Partnership Interests") in Village Farms of Buffalo, L.P., Village Farms of Texas, L.P., Village Farms of Marfa, L.P. and Pocono Village Farms, L.P. (each a "Partnership" and collectively, the "Partnerships"), none of the Companies has conducted any active business or held any other assets. Except for the agreements of limited partnership which govern the Partnerships, none of the Companies is a party to any agreement. None of the Companies owns an interest in any subsidiaries.

          (h) Title to Partnership Interests. The Companies have legal and beneficial ownership of the Partnership Interests, free and clear of all liens, claims, charges and encumbrances (collectively, "Liens") other than Liens related to indebtedness of the Partnerships.

          (i) No Litigation; Compliance with Laws. There are no actions, lawsuits, claims or proceedings pending, or to the knowledge of Seller, threatened against or affecting the Companies in any court or before any arbitrator or governmental agency, domestic or foreign. Each of the Companies has conducted its activities in compliance in all material respects with all applicable laws and governmental regulations.

          (j) Absence of Liabilities. Except for obligations to the Partnerships and the other partners of the Partnerships that may exist under the respective agreements of limited partnerships which govern the Partnerships, none of the Companies has any material debts, liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, including, without limitation, any liability or obligation on account of taxes or any governmental charges or penalty, interest or fines.

          (k) Tax Matters. Each of the Companies has filed all tax returns that it was required to file. All such tax returns were correct and complete in all material respects. All taxes owed by each of the Companies have been paid and none of the Companies has any additional liability for taxes.

          (l) Corporate Records. The copies of the stock records, corporate minutes, by-laws and articles of incorporation of the Companies which shall be delivered at the Closing will be true, correct and complete.

          (m) Organization of Companies. Each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Companies is qualified to do business in each state in which it is required to be so qualified, except where the failure to be so qualified would have a material adverse effect.

          (n) Knowledge and Experience of Seller. Seller has such knowledge and experience in financial and business matters that Seller is capable of evaluating the merits and risks of an acquisition of the Stock Consideration to be received by Seller. Seller has been given the opportunity to ask questions of, and receive answers from Purchaser concerning the terms and conditions of the Stock Consideration to be acquired by it and other matters pertaining to an investment in the Purchaser, and has been given the opportunity to obtain such additional information in order for Seller to evaluate the merits and risks of an acquisition of the Stock Consideration to be received by Seller to the extent Purchaser possesses such information or can acquire it without unreasonable effort or expense. Seller understands and has evaluated the merits and risks of the acquisition of the Stock Consideration.

          (o) Reliance. Seller acknowledges that Purchaser is entering into this Agreement in reliance upon Seller's representations and warranties in this Agreement.

     5. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

          (a) Organization and Authority of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement, the Stock Pledge and the Rights Agreement and to issue the Note, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Stock Pledge and the Rights Agreement and the issuance of the Note by the Purchaser, the performance by the Purchaser of its obligations hereunder and thereunder and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Purchaser. This Agreement, the Stock Pledge, the Rights
     Agreement and the Note have been duly executed and delivered by the Purchaser, and (assuming due authorization, execution and delivery by the Seller) each of this Agreement, the Stock Pledge, the Rights Agreement and the Note constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

          (b) No Conflict. Assuming compliance with the notification requirements of the HSR Act, except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement, the Stock Pledge and the Rights Agreement and the issuance of the Note by the Purchaser do not and will not except for the Required Consents (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws of the Purchaser, (b) conflict with or violate any law or governmental order applicable to the Purchaser or (c) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Purchaser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Purchaser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

          (c) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement, the Stock Pledge and the Rights Agreement and the issuance of the Note by the Purchaser do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, except (a) as described in a writing given to the Seller by the Purchaser on the date of this Agreement and (b) the notification requirements of the HSR Act.

          (d) Knowledge and Experience of Purchaser. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of a purchase of the Shares to be purchased by Purchaser. Purchaser has been given the opportunity to ask questions of, and receive answers from, Seller and the Companies concerning the terms and conditions of the Shares to be purchased by it and other matters pertaining to an investment in the Companies, and has been given the opportunity to obtain such additional information in order for Purchaser to evaluate the merits and risks of a purchase of the Shares to be purchased by Purchaser to the extent Seller and the Companies possess such information or can acquire it without unreasonable effort or expense. Purchaser understands and has evaluated the merits and risks of the purchase of the Shares.

          (e) Economic Risk. Purchaser acknowledges and understands that the Shares to be purchased by it have not been registered under the Securities Act, or any state securities or blue sky laws and, therefore, cannot be resold unless such Shares are registered under the Securities Act and under any applicable state securities or blue sky laws or unless an exemption from registration thereunder is available. Purchaser is acquiring the Shares to be purchased by it for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any of the Shares. In making the foregoing representation, Purchaser is aware that it must bear, and it is able to bear, the economic risk of such investment for an indefinite period of time.

          (f) Public Documents. The Purchaser has heretofore delivered to the Seller, true, complete and accurate copies of the Purchaser's Annual Report on Form 10-K for the year ended June 30, 1998 (the "Form 10-K"), a Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, Current Reports on Form 8-K filed since July 1, 1998, the Purchaser's proxy statement relating to its special meeting in lieu of the 1997 annual meeting of its shareholders and all other reports or documents required to be filed by the Purchaser pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of the most recent quarterly report on Form 10-Q (collectively, including all the financial statements contained therein, the "Disclosure Documents"). The Disclosure Documents have been prepared, filed and comply in all material respects in accordance with the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") and as of the date of this Agreement, no additional filing or amendment to any previous filing is required under such rules and regulations. The Form 10-K fairly summarizes the assets, properties, business, operations and management of the Purchaser and its

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     Subsidiaries as of the date thereof.  The Disclosure  Documents,  as of the case may be, did not contain any misstatements of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          (g) Financial Statements. The audited consolidated financial statements (including the notes thereto) of the Purchaser and its Subsidiaries set forth in the Form 10-K fairly present the consolidated financial position of the Purchaser and its Subsidiaries as of the respective dates thereof and the results of operations and cash flow for the respective periods covered thereby in accordance with GAAP (except as specifically noted therein). The unaudited consolidated financial statements included in each Form 10-Q, fairly present in all material respects (subject to normal year-end audit adjustments) the consolidated financial position of the Purchaser and its Subsidiaries for the respective periods covered thereby in accordance with GAAP applied on a consistent basis (other than the footnote disclosure included therewith). Since September 30, 1998, there have been no changes in the Purchaser's method of accounting for tax purposes or any other purposes. The financial statements of the Purchaser as of September 30, 1998, included in the Disclosure Documents disclose all liabilities of the Purchaser required to be disclosed therein and contained adequate reserves for taxes and all other material accrued liabilities as on the date thereof.

          (h) Reliance. Purchaser acknowledges that Seller is entering into this Agreement in reliance upon Purchaser's representations and warranties in this Agreement.

     6. No Brokers. Seller and Purchaser each represent to the other that no agent, broker or other firm or person is or will be entitled to any broker's or finder's fees or any other commission or similar fee in connection with the purchase and sale of the Shares contemplated by this Agreement and respectively agree to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have occurred or been made by such party.

     7. Survival of Representations and Covenants. All representations and warranties made by the parties to this Agreement shall survive the Closing for a period of one year after the Closing hereunder.

     8. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and permitted assigns. Any purported assignment in violation of the foregoing shall be void.

     9. General Provisions.

          (a) Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable.

          (b) Expenses. Neither Seller nor Purchaser shall be responsible for the expenses incurred by the other in connection with this Agreement and the transactions contemplated hereby.

          (c) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to Purchaser, to:

                    EcoScience Corporation
                    10 Alvin Court
                    East Brunswick, New Jersey  08816

                    with a copy to:

                    Philip D. Forlenza, Esq.
                    Giordano, Halleran & Ciesla
                    125 Half Mile Road
                    Post Office Box 190
                    Middletown, New Jersey 07748

               (ii) if to Seller, to:

                    Cogentrix Delaware Holdings, Inc.
                    9405 Arrowpoint Boulevard
                    Charlotte, North Carolina  28273-8110

                    with a copy to:
                    Robert B. Vernon
                    Fennebresque, Clark, Swindell & Hay
                    Suite 2900
                    100 North Tryon Street
                    Charlotte, North Carolina 28202-4011

          (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

          (f) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein and therein)
     (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Seller and Purchaser with respect to the subject matter hereof and
     (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

     10. Mandatory Prepayments. If an Event of Default under the Stock Pledge occurs, the principal and all accrued and unpaid interest on the Note shall without further act become immediately due and payable in full.

     The following shall constitute "Prepayment Events"; (i) Purchaser or any of its subsidiaries shall incur any indebtedness for borrowed money, (other than under their respective working capital facilities (a "Debt Event") (ii) Purchaser or any of its Subsidiaries shall issue any capital stock for cash (a "Stock Event"), or (iii) Purchaser or any of its Subsidiaries, shall sell any asset, other than in the ordinary course of business (an "Asset Sale"). Net Proceeds shall mean (i) in the case of a Debt Event, all cash loan proceeds, less reasonable transactions expenses, (ii) in the case of a Stock Event, all cash proceeds, less reasonable transaction expenses and (iii) in the case of an Asset Sale, all net cash proceeds, after payment of reasonable transactions expenses and indebtedness required to be repaid by any lien attached to the related asset, and, only in the case of a sale of the Pocono facility, the payment of indebtedness to Agro Power Development, Inc. related to the Pocono facility.

     On the day that a Prepayment Event occurs, Purchaser shall pay over to Seller as a prepayment on the Note, the lesser of the Net Proceeds related to such Prepayment Event and the principal and interest the outstanding on the Note. Amounts received by Seller shall be applied first against accrued interest and the balance against the remaining principal outstanding. If any such payment shall be sufficient to pay the Note in full, Seller shall on receipt of such payment, mark the Note as cancelled and return the same to Purchaser. If such payment is not sufficient to pay the Note in full, Seller shall, on receipt of a new Note, in the form of Exhibit A in a principal amount equal to the outstanding principal after such payment, surrender to Purchaser the Note then held by Seller.

     11. Restrictions on Sale of Stock Consideration. Seller agrees that until September 30, 1999 it will not sell or otherwise transfer any shares of the Stock Consideration without the written consent of Purchaser; provided that no consent of Purchaser shall be required for Seller to sell (i) up to 250,000 shares of the Stock Consideration after April 1, 1999, (ii) up to 500,000 shares of the Stock Consideration (including shares sold after April 1, 1999 and prior to June 30, 1999) after June 30, 1999 or (iii) any number of shares so long as the Note shall not have been paid in full when due and remains unpaid. Seller agrees that it will give Purchaser at least seven days prior written notice (a "Sale Notice") of Seller's intention to sell 100,000 or more shares of the Stock Consideration in any one transaction. Seller agrees that on receipt of a Sale Notice, it will not, nor will it permit any of the officers or directors of Seller or any subsidiary of Seller to execute, or place for execution, any sales of Common Stock of Seller, until the earlier of (a) the sale of the shares of Stock Consideration by the Seller shall have been consummated and (b) expiration of the thirty (30) day period following the receipt of the Sale Notice.

     12. Restrictive Legend. Each certificate representing the shares comprising the Stock Consideration (the "EcoScience Shares") or any other securities issued in respect of the EcoScience Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES LAW OR AN OPINION OF COUNSEL FOR OR SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A STOCK PURCHASE AGREEMENT DATED DECEMBER 4, 1998, A COPY OF WHICH IS ON FILE AT THE COMPANY'S OFFICES.

At any time after the EcoScience Shares shall have been registered under the Securities Act or shall be tradable without restriction under this Agreement or any Rule or Regulation promulgated under the Securities Act, Seller shall, at Purchaser's request, exchange the certificates held by Purchaser for certificates that do not contain the foregoing legend.

     13. "Market Stand-Off" Agreement. On and after December 1, 1999, if requested by the Purchaser and an underwriter of common stock (or other securities) of the Purchaser, Seller shall not sell or otherwise transfer or dispose of any common stock of the Purchaser held by Purchaser during the ten
(10) day period prior to and the ninety (90) day period following the anticipated effective date (as notified to Seller in writing by Purchaser) of a registration statement of the Purchaser filed under the Securities Act, provided that:

          (a) such agreement only applies to such registration statements of the Purchaser, including securities to be sold on its behalf to the public in a firm commitment underwritten offering, and Seller owns 5% or more of the outstanding Common Stock of the Purchaser; and

          (b) all other shareholders  holding at least 5% of the Common Stock of
     Seller  and  officers  and  directors  of  Purchaser   enter  into  similar
     agreements.

     The Purchaser may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restrictions during said one hundred (100) day period.

     IN WITNESS WHEREOF, Seller and Purchaser have each caused this Agreement to be duly executed as of the date first written above.

                            PURCHASER:

                            ECOSCIENCE CORPORATION


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            SELLER:

                            COGENTRIX DELAWARE HOLDINGS, INC.


                            By:
                               -------------------------------------------------
                            Name: Thomas F. Schwartz
                            Title: Senior Vice President - Finance and Treasurer

                                   APPENDICES

Schedules

Schedule 2(d) - Required Consents

Exhibits

Exhibit A - Form of Promissory Note
Exhibit B - Form of Stock Pledge Agreement
Exhibit C - Form of Registration Rights Agreement

       EXHIBIT A
            TO
STOCK PURCHASE AGREEMENT


                                 PROMISSORY NOTE


$20,600,000.00                                                December ___, 1998


     FOR VALUE RECEIVED, the undersigned, ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (collectively, the "Maker"), hereby promises to pay to the order of COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 (together with his successors and assigns, the "Holder), the principal sum of TWENTY MILLION, SIX HUNDRED THOUSAND AND NO/100 DOLLARS
($20,600,000.00), together with interest at eleven and a quarter percent (11.25%) per annum, in one installment payable on the 15th day of March, 1999.

     If (i) there should be a default in the payment of interest or principal due hereunder or (ii) the Maker or any other person liable hereon should make an assignment for the benefit of creditors or (iii) attachment or garnishment proceedings are commenced against the Maker or any other person liable hereon, or (iv) a receiver, trustee or liquidator is appointed over or execution levied upon any property of the Maker or (v) proceedings are instituted by or against the Maker or any other person liable hereon under any bankruptcy, insolvency, reorganization or other law relating to the relief of debtors, including without limitation the United States Bankruptcy Code, as amended, or (vii) the Maker makes any misrepresentation or breaches any warranties made to the Holder in connection with any loans extended by the Holder to the Maker, then, and in each such event, the Holder may, at its option, without notice or demand, declare the remaining unpaid principal balance of this Promissory Note and all accrued interest thereon immediately due and payable in full.

     Any amount hereunder which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the date when due until paid at the lesser of (a) the foregoing rate per annum plus four percentage points or (b) the maximum rate permitted by law, said interest to be compounded annually and computed on the basis of a 360-day year consisting of twelve 30 day months.

     All payments made hereunder shall be made in lawful currency of the United States of American to Wilmington Trust Company, Wilmington, Delaware, ABA Routing Number 031-100-092, Account of Cogentrix Delaware Holdings, Inc., Account Number 32561-4, Attn: Christopher Monigle, or at such other place as the Holder may designate in writing. All payments made hereunder, whether a scheduled payment, prepayment, or payments as a result of acceleration, shall be allocated first to accrued but unpaid interest, and then to payments of principal remaining outstanding hereunder.

     Maker  agrees  to  pay  all  reasonable  costs  of  collection,   including
attorneys' fees paid or incurred by the Holder in enforcing this Promissory Note on default or the rights and remedies herein provided.

     This Promissory Note is made pursuant to the provisions of the Stock Purchase Agreement (the "Purchase Agreement") dated as of December 7, 1998, between the Maker and the Holder. This Promissory Note is secured by a Stock Pledge Agreement dated as of December ___, 1998, between the Maker and the Holder. This Promissory Note is subject to mandatory prepayment, in whole or in part, as provided in the Purchase Agreement. The Maker may prepay this Promissory Note in whole or in part without premium or penalty.

     The Maker, for itself and for any guarantors, sureties, endorsers and/or any other person or persons now or hereafter liable hereon, if any, hereby waives demand of payment, presentment for payment, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever, and any and all delays or lack of diligence in the collection hereof, and expressly consents and agrees to any and all extensions or postponements of the time of payment hereof from time to time at or after maturity and any other indulgence and waives all notice thereof.

     This Promissory Note shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the undersigned has duly caused this Promissory Note to be executed and delivered as of the date first written above.


                                       ECOSCIENCE CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B
                                                                              TO
                                                                  STOCK PURCHASE
                                                                       AGREEMENT


                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (the "Agreement"), entered into as of December ____, 1998, is made by ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Pledgor"), to COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 ("Pledgee").

     WHEREAS, Pledgor and Pledgee have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of December 7, 1998 pursuant to which
(i) Pledgor has executed a promissory note in favor of Pledgee (the "Note"), which Note is dated of even date herewith and under the terms of which Pledgor has agreed to pay to Pledgee the principal sum of TWENTY MILLION, SIX HUNDRED THOUSAND AND NO/00 Dollars ($20,600,000.00), together with interest on such principal sum at eleven and one-quarter percent (11.25%) per annum as set forth therein, on March 15, 1999 and (ii) Pledgee has sold to Pledgor all of the outstanding shares of common stock (the "Shares") of COGENTRIX OF BUFFALO, INC. ("CBI"), COGENTRIX OF FORT DAVIS I, INC., ("CFDI") COGENTRIX GREENHOUSE INVESTMENTS, INC., ("CGI"), COGENTRIX OF MARFA, INC., ("CMA") AND COGENTRIX OF POCONO INC. ("CPI"), each a Delaware corporation (each of CBI, CFDI, CGI, CMI and CDI are referred to herein as a "Company" and collectively as the "Companies"). In connection with the Stock Purchase Agreement, Pledgor and Pledgee have entered into a Registration Rights Agreement (the "Rights Agreement") of even date herewith. The Stock Purchase Agreement, the Rights Agreement and the Note are referred to herein collectively as the "Documents".

     WHEREAS, Pledgor is the legal and beneficial owner of all of the shares of common stock, par value _________ per share (the "APD Shares", and together with the Shares, the "Pledged Shares"), of AGRO POWER DEVELOPMENT, INC. ("APD"). Pledgor has agreed to pledge the Pledged Shares (and during the term of this Agreement agrees to pledge all Additional Shares (as defined in Section 4.2 hereof)) to the Pledgee to secure the performance by Pledgor of any and all obligations arising as a result of a default by the Pledgor under any Document.

     NOW, THEREFORE, in consideration of the benefits accruing to Pledgor under the Documents, and in order to induce Pledgee to enter into the Documents, Pledgor hereby agrees as follows:

     1. Security for Obligations. This Agreement is for the benefit of Pledgee to secure (i) the performance of the obligations of Pledgor under the Documents, and (ii) all costs and expenses that may be incurred by Pledgee in connection with the exercise or enforcement of its rights and remedies hereunder (including reasonable attorneys' fees actually incurred) (all such obligations collectively being the "Secured Obligations").

     2. Pledge of Shares; etc.

     2.1 Pledge. For the purposes set forth in Section 1, Pledgor hereby pledges the Pledged Shares to Pledgee, together with (i) the certificates representing such Pledged Shares delivered herewith accompanied by undated stock powers duly executed in favor of Pledgee by Pledgor, (ii) subject to the rights of Pledgor set forth in Section 4, all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares pledged by Pledgor hereunder, and (iii) all cash and non-cash proceeds of the foregoing, and hereby assigns, transfers, hypothecates and sets over to Pledgee all of Pledgor's right, title and interest in and to and grants to a Pledgee security interest in the Pledged Shares (and in and to the certificates or instruments evidencing the items described in clauses (i), (ii) and (iii) above) to be held by Pledgee, upon the terms and conditions set forth in this Agreement. Pledgor agrees to deliver to Pledgee all certificates and instruments evidencing the items described in clauses (ii) and
(iii) above promptly upon Pledgor's receipt thereof.

     2.2 Delivery of Pledged Shares. All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Pledgee, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied by duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Pledgee.

     2.3 Definition of Collateral. The Pledged Shares and all items described in clauses (ii) and (iii) of Section 2.1, including, without limitation, Additional Shares (as defined in Section 4.2 hereof) are hereinafter called the "Collateral".

     3. Security Interests Absolute. All rights of the Pledgee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation or any other document securing any Secured Obligation, by operation of law or otherwise;

          (b) any modification or amendment or supplement to the Documents, or any other document evidencing or securing any Secured Obligation;

          (c) any release, non-perfection or invalidity of any other direct or indirect security for any Secured Obligation;

          (d) any change in the existence, structure or ownership of the Pledgor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the

     Pledgor or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

          (e) the existence of any claim, set-off or other right which the Pledgor may have at any time against the Pledgee or any other corporation or person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability for any reason of any Secured Obligation relating to or against the Pledgor or any provision of applicable law or regulation purporting to prohibit the payment by the Pledgor of the Secured Obligations;

          (g) any failure by the Pledgee (i) to file or enforce a claim against the Pledgor or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Pledgor of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (iii) to commence any action against the Pledgor, (iv) to disclose to the Pledgor any facts which the Pledgee may now or hereafter know with regard to the Pledgor or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured Obligations; or

          (h) any other act or omission to act or delay of any kind by the Pledgor, the Pledgee or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Pledgor's obligations hereunder.

     4. Right to Receive Distributions on Pledged Collateral; Voting. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose permitted by the terms of this Agreement.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Shares to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Shares, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification or received in exchange for Pledged Shares or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of his other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Pledgee and shall be forthwith delivered to the Pledgee in the form in which received (with any necessary endorsement).

          (iii) The Pledgee shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of the Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 4(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

After all Events of Default have been cured or waived, the Pledgee shall repay to the Pledgor an amount equal to the excess, if any, of (A) the aggregate amount of any dividends and interest payments actually collected by the Pledgee under clauses (i) and (ii) of this Section 4(b) over (B) the aggregate amount of such dividends and interest payments applied by the Pledgee pursuant to Section 8.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4(a)(i) shall cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise such voting and other consensual rights. After all Events of Default have been cured or waived, the Pledgor will have the right to exercise the voting and consensual rights and powers to which it would otherwise be entitled pursuant to the terms of paragraph 4(a)(i).

     4.2 Additional Shares. In the event that any Company or APD shall issue to Pledgor, any additional common stock, preferred stock, warrants, options to purchase unissued stock or other securities (collectively referred to as "Additional Shares") during the term of this Agreement, Pledgor shall pledge or cause to be pledged to Pledgee all such Additional Shares during the term of this Agreement.

     5. Events of Default.

     5.1 Definition of Events of Default. Any of the following specified events shall constitute an event of default (each an "Event of Default") under this Agreement with respect to Pledgor:

          (a) the failure of Pledgor to pay when due any amount under the Note;

          (b) any representation, warranty or statement made or deemed to be made by Pledgor under or in connection with this Agreement, the Stock Purchase Agreement or the Rights Agreement shall have been false or misleading in any material respect when made or deemed to have been made and on the date on which such misrepresentation or breach is discovered or determined; provided, that, no such misrepresentation or breach shall constitute an Event of Default hereunder if such misrepresentation or breach is cured within thirty (30) days after the earlier of (i) its discovery or determination by Pledgor and (ii) notice to Pledgor by Pledgee and the costs of effecting such cure are not material;

          (c) Pledgor shall breach or fail to observe or perform any covenant or agreement set forth in the Documents;

          (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Pledgor, or of a substantial part of his property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Pledgor, or for a substantial part of his property or assets, or (C) the winding-up or liquidation of the Pledgor; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

          (e) the Pledgor shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (i) above,
     (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such party or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take any action for the purpose of effecting any of the foregoing.

     5.2 Notice and Opportunity to Cure. Except with respect to a failure to observe or perform any covenant or agreement set forth in Sections 4, 5.1(a), 12 or 15 hereof with respect to which no notice shall be required, Pledgee shall give Pledgor written notice that an Event of Default has occurred or is occurring hereunder, and Pledgor shall have ten (10) days (or such longer period as may otherwise be expressly provided herein) from the receipt of such notice to cure or cause to be cured the Event of Default. If the Event of Default is not cured with such period, then Pledgee shall be entitled to exercise the remedies set forth in Section 5.3 below. Any failure of Pledgee to give notice to Pledgor upon the occurrence or continuation of an Event of Default shall in no way be deemed to limit or abridge the rights of Pledgee under this Agreement or the Documents, including the right of Pledgee to exercise the remedies set forth in Section 5.3 upon the giving of any notice or opportunity to cure that is required hereunder.

     5.3 Remedies. If an Event of Default shall have occurred and be continuing, Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of North Carolina at that time) for the protection and enforcement of its rights in respect of the Collateral relating to the Pledged Shares of Pledgor with respect to whom an Event of Default has occurred. In addition to, and not in limitation of the foregoing, Pledgee shall be entitled to exercise the following rights:

          (a) to receive all amounts in respect of such Collateral otherwise payable under Section 4 to Pledgor and to enforce the payment rights appurtenant to the Pledged Shares and to exercise all of the rights, powers, and remedies of Pledgor thereunder;

          (b) to transfer all or any part of such Collateral into Pledgee's name or the name of its nominee or nominees;

          (c) to vote all or any part of such Collateral (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of such Collateral and otherwise act with respect thereto as though it were the outright owner thereof;

          (d) at any time or from time-to-time to sell, assign and deliver, or grant options to purchase, all or any part of such Collateral, or any interest therein, at any public or private sale at any exchange, broker's board or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its sole discretion may determine. Pledgor agrees that to the extent that notice of sale shall be required by any applicable law, ten (10) days' notice to a Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto;

          (e)  to  settle,   adjust,   compromise   and  arrange  all  accounts,
     controversies, questions, claims and demands whatsoever in relation to all or any part of such Collateral;

          (f) to execute all contracts, agreements, documents and instruments to bring, defend and abandon all such actions, suits and proceedings and to take all other actions in relation to all or any part of such Collateral as Pledgee in its sole discretion may determine;

          (g) to appoint agents for any of the purposes mentioned in the foregoing provisions of this Section 5.3 and to dismiss the same, all as Pledgee in its sole discretion may determine; and

          (h) generally, to take all such other action as Pledgee may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 5.3 and which Pledgee may or can do lawfully and to use the name of Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

     5.4. Additional Rights of the Pledgee. Upon the occurrence and during the continuance of an Event of Default:

     (a) The Pledgee shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

     (b) The Pledgee shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Pledgee) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Pledgee, and the Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

     5.5. Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Shares, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws"), with respect to any disposition of the Pledged Shares permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Shares, and might also limit the extent to which or the manner in which any subsequent transferee of any such Pledged Shares could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Shares under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.

     Accordingly, the Pledgor expressly agrees that the Pledgee is authorized, in connection with any sale of the Pledged Shares, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Shares to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Shares, (ii) to cause to be placed on certificates for any or all of the Pledged Shares or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and
(iii) to impose such other limitations or conditions in connection with any such sale as the Pledgee deems necessary or advisable in order to comply with the Federal Securities Laws or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Pledgee deems necessary or advisable in order to comply with the Federal Securities Laws or any other law in connection with any private sale of the Pledged Shares. The Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Pledgor and the Pledgee that the provisions of this Section 5.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells the Pledged Shares. The Pledgee shall be under no obligation to delay a sale of any Pledged Shares for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

     5.6. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Pledgee in this Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

     (b) If the Pledgee shall have proceeded to enforce any right, remedy or power under this Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Pledgee, the Pledgor and the Pledgee shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Agreement, and thereafter all rights, remedies and powers of the Pledgee shall continue as though no such proceedings had been taken.

     (c) All rights of action under this Agreement may be enforced by the Pledgee without the possession of any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Pledgee shall be brought in its name and any judgment shall be held as part of the Collateral.

     5.7 Transfer in lieu of Foreclosure. Pledgee agrees that in lieu of any other remedy available to Pledgor hereunder or at law or equity, so long as an Event of Default has occurred and is continuing, Pledgor may in its sole discretion elect to transfer the Shares to its own name, or the name of its nominee, cancel the Note, release Pledgor from the remaining Secured Obligations and release the remaining Collateral from the lien of this Agreement. Upon such transfer and releases, legal and beneficial ownership in the Shares shall automatically vest in Pledgee, free and clear of any claim, including any right or equity of redemption of Pledgor. Pledgor agrees that the exercise of Pledgee of its rights under this Section 5.7 is strictly in the nature of a remedy, and shall in no way constitute a recession of the Stock Purchase Agreement. Pledgor agrees that Pledgee shall have the absolute right to retain the Stock Consideration, (as defined in the Stock Purchase Agreement), as consideration of the releases granted by Pledgee under this Section 5.7 and as liquidated damages, and not as a penalty, for Pledgor's breach.

     6. Waiver and Estoppel. (a) The Pledgor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Agreement and the Pledgor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Pledgee in this Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 6 shall be construed as a waiver of any rights of the Pledgor under any applicable Federal bankruptcy law.

     (b) The Pledgor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

     (c) The Pledgor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required under any document) in connection with this Agreement and any action taken by the Pledgee with respect to the Collateral.

     7. Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Pledgee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Pledgee's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Pledgee the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor to do the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

          (b) upon the occurrence and during the continuance of any Event of Default and otherwise to the extent provided in this Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Pledgee or as the Pledgee shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any

     Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (v) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Pledgee may deem appropriate; and (vi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Pledgee were the absolute owner thereof for all purposes, and to do, at the option of the Pledgee and the Pledgor's expense, at any time, or from time to time, all acts and things which the Pledgee deems necessary to protect, preserve or realize upon the Collateral and the Pledgee's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

     The Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable, provided, however, that this power of attorney shall terminate immediately upon the satisfaction of the Secured Obligations.

     Except as provided by law or the Code or its equivalent, nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Pledgee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and the Pledgee shall not be liable hereunder for any action taken by the Pledgee or omitted to be taken with respect to the Collateral or any part thereof (other than any action or inaction that a court of competent jurisdiction shall have determined by final and nonappealable judgment to constitute gross negligence or willful misconduct). The provisions of this Section 7 shall in no event relieve the Pledgor of any of his obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Pledgee to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Pledgee of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder or by law or otherwise.

     8. Application of Proceeds. All moneys collected by Pledgee upon any sale, collection or other disposition of the Collateral, together with all other moneys received by Pledgee hereunder, shall be applied as follows:

          First, to the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without limitation, reasonable attorneys' fees and all other reasonable expenses, liabilities and advances actually made or incurred by Pledgee in connection therewith;

          Second, to the payment in full of all obligations owing to Pledgee under the Secured Obligations; and

          Third, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     (b) The Pledgee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.

     9. Purchasers of Collateral. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt by Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

     10. Further Assurances. Pledgor agrees that it will do such acts and things and promptly execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder.

     11. Representations and Warranties. Pledgor hereby represents and warrants that: (i) the Pledged Shares are subject to no liens or other encumbrances, except liens and security interests created by this Agreement or expressly permitted by this Agreement or the Documents; (ii) it has legal capacity, power and right to pledge all of the Pledged Shares pledged by it pursuant to this Agreement; (iii) except as contemplated by the Stock Purchase Agreement no consent of any other party (including, without limitation, any creditor of Pledgor), and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority, is required to be obtained by Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Shares by laws affecting the offering and sale of securities generally); (iv) the pledge and delivery of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Shares, and the proceeds thereof, which security interest is not subject to any prior lien permitted by Pledgor or any agreement purporting to grant to any third party a lien on the property or assets of Pledgor which would include the Pledged Shares; and (v) Pledgor is the sole beneficial owner of the Pledged Shares. All Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. None of the Pledged Shares is subject to options to purchase or similar rights of any person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares with respect thereto.

     12. Covenants of Pledgor. Pledgor covenants and agrees that it will not, with respect to any Collateral, without the prior written consent of Pledgee, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.

     13. Payment of Taxes, etc. The Pledgor will pay all taxes, assessments and other governmental charges or levies imposed upon the Collateral or in respect of any of its income or profits therefrom when the same become due and payable, but in any event before any penalty or interest accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of his properties or assets, and promptly reimburse the Pledgee for any such taxes, assessments, charges or claims paid by them; provided that no such tax, assessment, charge or claim need be paid or reimbursed if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by generally accepted accounting principles ("GAAP") shall have been made therefor and be adequate in the good faith judgment of the Pledgor.

     14. Limitation on Liens on Collateral. The Pledgor will not create, permit or suffer to exist, but will defend the Collateral and the Pledgor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the Collateral.

     15. Limitations on Dispositions of Collateral. The Pledgor will not, directly or indirectly, sell, transfer, lease or otherwise dispose of any of the Collateral (or any interest therein), or attempt, offer or contract to do so. The inclusion of proceeds of the Collateral under the security interest granted hereby shall not be deemed a consent by the Pledgee to any sale or disposition of any Collateral.

     16. Notices. The Pledgor will advise the Pledgee promptly and in reasonable detail, (a) of any security interest, encumbrance or claim made or other Lien asserted against any of the Collateral, (b) of any material change in the composition of the Collateral and (c) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Pledgee in this Agreement.

     17. Change of Law. The Pledgor shall promptly notify the Pledgee in writing of any change in law known to it which (i) adversely affects or will adversely affect the validity, perfection or priority of the security interests granted hereby, (ii) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (iii) could result in the Pledgee not having a perfected security interest in any of the Collateral.

     18. Notices, etc. All notices and other communications hereunder shall be given in accordance with Section 9(d) of the Stock Purchase Agreement.

     19. Partial Release of Collateral; Termination. Upon payment in full of the Note, and so long as the registration statement referred to in Section 2(a) of the Rights Agreement shall have been filed by Pledgor and Pledgor is diligently pursuing the effectiveness of such registration statement, Pledgee shall, at Pledgor's written request, release the APD Shares from the lien of this Agreement and return the certificates representing the APD Shares to Pledgor, at Pledgor's expense. Upon the full satisfaction of the Secured Obligations this Agreement shall terminate, and Pledgee will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of Pledgor's obligation and will duly assign, transfer and deliver to Pledgor (without recourse and without representation or warranty) such of the Collateral, including the Pledged Shares, as may be in the possession or under the control or direction of Pledgee and which has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys with respect thereto held by or under the control or direction of Pledgee at that time pursuant to this Agreement.

     20. Survival of Agreement. All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Pledgee regardless of any investigation made by the Pledgee, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full.

     21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective with respect to the Pledgor when a counterpart hereof which bears the signature of the Pledgor shall have been delivered to the Pledgee.

     22. Amendments, Etc. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in a writing, executed and delivered by Pledgor and Pledgee, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     23. Assignments. This Agreement and the terms, covenants and conditions hereof shall be binding upon the Pledgor and its successors and shall inure to the benefit of the Pledgee and its successors and assigns. The Pledgor shall not be permitted to assign, transfer or delegate any of its rights or obligations under this Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

     24. Savings Clause. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to the Pledgor, no party hereto shall be required to comply with such provision with respect to the Pledgor for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein, and of such invalid, illegal or unenforceable provision with respect to any other party, shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     25. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     26. Entire Agreement. This Agreement and the Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the Documents. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     27. No Waiver. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by such person preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     28. Submission to Jurisdiction. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such North Carolina State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Pledgee may otherwise have to bring any action or proceeding relating to this Agreement or the other Documents against the Pledgor or his properties in the courts of any jurisdiction.

     (b) The Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Documents in any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 18. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     33. NO ORAL AGREEMENTS. THIS AGREEMENT AND THE INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, Pledgor and Pledgee have executed, or caused to be executed by their duly authorized officers, this Agreement as an instrument under seal as of the date first above written.

                                               PLEDGEE:


                                               COGENTRIX DELAWARE HOLDINGS, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:











                                               PLEDGOR:


                                               ECOSCIENCE CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

       EXHIBIT C
            TO
STOCK PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of December ___, 1998 by and among ECOSCIENCE CORPORATION, a Delaware corporation (the "Company"), and COGENTRIX DELAWARE HOLDINGS, INC. ("CDH").

     This Agreement is made pursuant to the Stock Purchase Agreement dated as of December 7, 1998 (the "Stock Purchase Agreement"), by and between the Company and CDH.

     Pursuant to the Stock Purchase Agreement, CDH will receive shares (the "Shares") of common stock, $.01 par value (the "Common Stock"), of the Company on December 31, 1998 (the "Delivery Date").

     In order to induce CDH to enter into the Stock Purchase Agreement, the Company has agreed to provide to CDH and their direct and indirect transferees the registration rights with respect to the Registrable Shares (as defined below) set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Stock Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   Definitions.

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "CDH" shall have the meaning set forth in the preamble.

     "Common Stock" shall have the meaning set forth in the preamble.

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Delivery Date" shall have the meaning set forth in the preamble.

     "Holder" shall mean a holder of Registrable Shares.

     "Interested Persons" shall mean the Holders of Registrable Shares included within the coverage of the Shelf Registration.

     "Majority Holders" shall mean the Holders of a majority of the outstanding Registrable Shares.

     "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean (i) the Shares and (ii) any Common Stock issued or issuable with respect to the capital stock referred to in clause (i)
above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that the Shares shall cease to be Registrable Shares (i) when a Shelf Registration Statement with respect to such Shares shall have been declared effective under the 1933 Act and such Shares shall have been disposed of pursuant to such Shelf Registration Statement, (ii) when such Shares have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) when such Shares shall have ceased to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC (as defined below), stock exchange, automated quotation system or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters (as defined below) in connection with blue sky qualification of any of the Registrable Shares), (iii) all expenses of any Persons retained by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration
Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and (v) the fees and disbursements of the independent public accountants of the Company and any Person, including special experts, retained by the Company (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance) but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Shares pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(a) hereof on any applicable registration form.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(a) of this Agreement which covers all of the Registrable Shares on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Stock Purchase Agreement" shall have the meaning set forth in the preamble.

     "Transfer Agent" shall mean  [                           ] or any successor
transfer agent appointed by the Company.

     "Underwriters" shall have the meaning set forth in Section 3 hereof.

     "Underwritten   Registration"  or  "Underwritten  Offering"  shall  mean  a registered offering in which Registrable Shares are sold to an Underwriter for reoffering to the public.

     2. Registration Under the 1933 Act.

     (a) As promptly as reasonably possible, the Company shall prepare and file with the SEC the Shelf Registration Statement relating to all of the Registrable Shares. The Company shall use its commercially reasonable efforts to (i) cause such Shelf Registration Statement to be declared effective by the SEC at the earliest practicable time, but in no event later than March 16, 1999 and (ii) keep such Shelf Registration Statement effective until the earlier of (A) the sale by the Holders of all the Registrable Shares relating to such Shelf Registration Statement, (B) the date upon which the Registrable Shares may be sold without registration under Rule 144(k) promulgated under the 1933 Act ("Rule 144(k)) or (C) three years after the date the Shelf Registration Statement is declared effective; provided, however, that no Holders shall be entitled to have Registrable Shares held by such Holder covered by such Shelf Registration Statement unless the Holder agrees to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that, if for any reason the effectiveness of the Shelf
Registration Statement is suspended, the period set forth in clause (B) above shall be extended by the aggregate number of days of each suspension period.

     The Company further agrees to supplement or amend the Shelf Registration Statement as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, the Company agrees to furnish the Holder of the Registrable Shares copies of any such supplement or amendment prior to its being used and/or filed with the SEC, and to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter. The Company agrees to furnish to the Holders of Registrable Shares copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (b) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or (e), whether or not it becomes effective. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Shares pursuant to the Shelf Registration Statement.

     (c) A Shelf Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Shares pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Shares pursuant to such Registration Statement may legally resume. If the Shelf Registration Statement is not declared effective by the SEC on or prior to March 16, 1999, each Holder shall have the right thereafter to sell to the Company upon demand and the Company shall buy from such Holder on or prior to the third business day following the date of such demand, as many Registrable Shares as such Holder shall elect (but, if the Note shall have been paid in full when due, in no event more than the number of shares that may be sold without the consent of the Company under Section 11 of the Stock Purchase Agreement) from time to time, until the Shelf Registration Statement shall have been declared effective at a purchase price equal to the greater of $4.00 and the closing price for the Common Stock on the National Association of Securities Dealers Automated Quotations System on the day prior to such sale.

     (d) Without limiting the remedies available to the Interested Persons, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Interested Persons for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Interested Persons may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a).

     (e) Piggyback Registrations

     (i) Right to Piggyback. If at any time upon the earlier to occur of: (i) after 60 days subsequent to the termination of the effectiveness of the Shelf Registration Statement effected pursuant to Section 2 prior to the expiration of the periods set forth in Section 2(a)(ii), or (ii) if the Shelf Registration Statement has not been declared effective on or before March 16, 1999, and the Company proposes to file a registration statement under the 1933 Act (except on Form S-4, Form S-8 or any successor forms thereto), whether or not for its own account (other than a registration effected pursuant to Section 2.a hereof), then the Company shall give written notice of such proposed filing to Holders at least thirty days before the anticipated effective date (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Registerable Shares as each such holder may request (a "Piggyback Registration"). Any such request shall be made by the Holder no later than 10 days after receipt of the Piggyback Notice. Subject to Section 2(e)(ii) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares requested to be included in the registration for such offering. The holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

     (ii) Priority on Piggyback Registrations. Subject to any rights that have been granted to security holders of the Company prior to the date hereof (the "Prior Rights"). The Company shall cause the managing underwriters of a proposed underwritten offering to permit holders of Registrable Shares requested to be included in the registration for such offering to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company or any selling security holder included. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering determines in good faith that the total number of securities that such Holders, the Company, and any other person having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then, subject to the Prior Rights, (x) if such Piggyback Registration is a primary registration on behalf of the Company, the securities to be offered (i) for the account of all such other persons shall be reduced or limited pro rata in proportion to the respective dollar amounts of securities owned to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such managing underwriters, and (y) if such Piggyback Registration is an underwritten secondary registration on behalf of the holders of securities of the Company, the Company shall include in such registration: (A) first, up to the full number of securities of such persons exercising "demand" registration rights that in the opinion of such underwriter can be sold (allocated among such holders as they may so determine), and (B) second, the number of securities included in such registration pursuant to this Section 2.2 in excess of the securities such persons exercising

"demand" registration rights proposed to sell that, in the opinion of such managing underwriter, can be sold (allocated pro rata on the basis of the aggregate dollar amount of securities requested to be included therein). The rights granted under this Section 2(e) may only be exercised by a Holder in a non-underwritten offering, if Rule 144(k) (or any successor rule) is not then available for the sale of the Holder's Registrable Shares.

     3. Registration Procedures

     In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 2(a) hereof, the Company shall as soon as reasonably possible:

     (a) prepare and file with the SEC a Shelf Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall be available for the sale of the Registrable Shares by the selling Holders thereof, and which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements by the SEC to be filed therewith, and the Company shall use commercially reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2 hereof, and upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Shelf Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act and to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Shares;

     (c) furnish to the Interested Persons, and to each Underwriter of an Underwritten Offering of Registrable Shares, if any, without charge, as many copies, which copies may be photocopies, of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Interested Persons or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Interested Persons and any such Underwriters in connection with the offering and sale of the Registrable Shares covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (d) use its commercially reasonable efforts to register or qualify, by the time the Shelf Registration Statement is declared effective by the SEC, the Registrable Shares under all applicable state securities or "blue sky" laws of such jurisdictions in which any Holder of Registrable Shares covered by the Shelf Registration Statement reasonably requests, to cooperate with such Holder in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

     (e) notify the Interested Persons promptly and, if requested by any of the Interested Persons, confirm such advice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to the Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement his become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of the Shelf Registration Statement and the closing of any sale of Registrable Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event or existence of any fact during the period the Shelf Registration Statement is effective which any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to the Shelf Registration Statement would be appropriate;

     (f) make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment and provide immediate notice to the Interested Persons of the withdrawal of any such order;

     (g) furnish to the Interested Persons, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (h) cooperate with the Interested Persons to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends and enable such Registrable Shares to be in such denominations (consistent with the provisions of the Certificate of Incorporation) and registered in such names as the Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Shares;

     (i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Interested Persons to use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented Prospectus to correct such misstatement or omission;

     (j) within a reasonable time prior to the filing of the Shelf Registration Statement, any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into the Shelf Registration Statement (except the Company's filing under the 1934 Act) or a Prospectus after initial filing of the Shelf Registration Statement, provide copies of such document to the Persons and make such representatives of the Company as shall be reasonably requested by the Interested Persons available for discussion of such document;

     (k) make available for inspection by one representative of the Interested Persons, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and accountants designated by the Interested Persons, at reasonable times and in reasonable manner, all financial and records, pertinent documents and properties of the Company (collectively, "Records"), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies any representative of the Holders or any Underwriter as confidential shall not be disclosed by such persons, unless (f) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Shelf Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena from a court of competent jurisdiction or (iii) the information in such Records has generally been made available to the public. Each Holder will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public. Each Holder will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the confidential at its expense;

     (l) use its commercially reasonably efforts to cause all Registrable Shares to be listed or quoted, as applicable on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed or quoted to the extent such Registrable Shares satisfy applicable listing or quotation requirements;

     (m) if reasonably requested by any Holder of Registrable Shares covered by a Registration Statement, (i) promptly incorporate in a Prospectus Supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing; provided, however, that if such Holder requests that the Company make such amendment or supplement because such Holder provided misleading or false information to the Company, such Holder shall bear all the costs and expenses related to such amendment or supplement; and

     (n) in connection with an Underwritten Offering pursuant to a Shelf Registration Statement, take all actions as are reasonably requested by the managing Underwriter in order to facilitate the disposition of the Registrable Shares, and in such connection, (i) make such representations and warranties to the Holders and any Underwriters of such Registrable Shares with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and its counsel) addressed to each Holder and Underwriter of Registrable Shares, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if applicable, any other certified public accountant of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Holder and Underwriter of Registrable Shares, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Shares being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     The Company may require each Holder of Registrable Shares to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing. The Company may exclude from a Registration Statement the Registrable Shares of any Holder who fails to furnish such information in writing to the Company within 20 business days (or such longer period if the Company agrees in writing) after the Company mails such request. Each Holder of Registrable Shares included within the coverage of any Registered Statement agrees to furnish promptly to the Company all information required by applicable law to be disclosed by such Holder in order to make the information previously to the Company not misleading.

     Each Holder agrees that, upon receipt of any notice from the Company (a "Suspension Notice") of the happening of any event of the kind described in
Section 3(e) (iii), (iv), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in it possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such registrable Shares current at the time of receipt of the Suspension Notice or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto. If the Company shall give a Suspension Notice to the disposition of Registrable Shares pursuant to the Shelf Registration Statement, the Company shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Advice.

     The Holders of Registrable Shares covered by a Shelf Registration Statement who desire to do so may sell such Registrable Shares in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Shares included in such offering and shall be reasonably acceptable to the Company.

     No Holder may participate in an Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     4. Indemnification and Contribution.

     (a) In connection with a Shelf Registration Statement, the Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares included in such Shelf Registration Statement, (ii) each Person, if any, who controls any such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by any such Holder and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clauses (i),
(ii) or (iii), an "Indemnified Party"), from and against, to the fullest extent lawful, all losses, claims, damages, judgments, actions, expenses and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Indemnified Party in connection with defending or investigating any such action or claim), to which any Indemnified Party may subject, under the 1933 Act or otherwise, insofar as any such loss, claim, damage, judgments, actions, expenses or liability is directly or indirectly caused by, related to, based upon, arising out of in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the 1933 Act, including all documents incorporated therein by reference, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have any amendments or supplements thereto), or (iii) any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, judgments, actions, expenses or liabilities are caused by any such untrue statement or omission or alleged untrue statement or alleged omission based upon and in conformity with information relating to an Interested Persons furnished to the Company in writing by the Interested Persons, expressly for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have. In connection with any Underwritten Offering permitted by Section 3 of this Agreement, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Indemnified Party, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Interested Persons, each Person, if any, who controls the Company or any such Interested Person within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by the Company or any such Interested Person and each of their directors, officers and employees to the same extent as the foregoing indemnity from the Company to the Interested Persons, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such indemnification obligation.

     (c) In case any action or proceeding (including any governmental investigation or proceeding) shall be brought, asserted or instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such the Indemnified Party shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing; provided however, that the failure to notify the indemnifying party shall not relieve it of any liability which it may have under this Section 5 except to the extent that the indemnifying party did not otherwise learn of such action and it has been prejudiced by such failure. The indemnifying party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the
Indemnified Party to represent the Indemnified Party and any others the indemnifying party may reasonably designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. If any such claim or action shall be brought against an Indemnified Party, and it shall have notified the indemnifying party, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similar notified indemnified party, to assume the defense of thereof with counsel reasonably satisfactory to be the Indemnified Party. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the indemnifying party has failed to assume the defense on behalf of Indemnified Party, (ii) the indemnifying party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel) designated in writing by a majority of the Holders of Registrable Shares seeking indemnification, if more than one Holder is an Indemnified Party, as the case may be, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an indemnifying party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnified Party may settle any proceeding without the written consent of the indemnifying party, if the indemnifying party has not agreed to indemnify the Indemnified Party pursuant to this paragraph within 60 days of such request for indemnification from the Indemnified Party.

     (d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 4 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, expenses or liabilities, then each applicable indemnifying party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand of the Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' obligations to contribute pursuant to this Section 5(d) are several in proportion to the number of Registrable Shares of such Holder that were registered pursuant to a Registration Statement.

     (e) Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Shares were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The Holder's obligations to contribute pursuant to this Section 5(e) are several in proportion to the respective amount of Registrable Shares registered by each of the Holders and not jointly.

     (f) Survival.  The indemnity and contribution  provisions contained in this
Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Interested Persons or any person controlling the Interested Persons, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, and (iii) any sale of Registrable Shares pursuant to the Shelf Registration Statement.

     (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, a waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Shares affected by such amendment, modification, supplement, waiver or consent; provided however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Shares unless consented to in writing by such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(c), which address initially is as set forth on Schedule A, (ii) if to the Company, initially at 10 Alvin Court, East Brunswick, New Jersey 08816, Attention:
Michael A. DeGiglio, President, with a copy to Giordano, Halleran & Ciesla, D.C., 125 Half Mile Road, P.O. Box 190, Middletown New Jersey 07747, Attention:
Philip D. Forlenza, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Shares in violation of the terms of the Stock Purchase Agreement. If any transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such person shall be conclusively deemed to have to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive benefits hereof.

     (e) Counterparts. This Agreement may be executed manually or by telecopier in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (i) Entire Agreement. This Agreement (together with the Stock Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Them are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein (or therein) with respect to the registration rights granted by the Company with respect to the Registrable Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       ECOSCIENCE CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       COGENTRIX DELAWARE
                                       HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: